  Emergent BioSolutions Awarded $379.6 Million Procurement Contract to Supply RSDL© (Reactive Skin Decontamination Lotion Kit) to U.S. Department of Defense GAITHERSBURG, Md., Jan. 5, 2023 (GLOBE NEWSWIRE) -- Emergent BioSolutions Inc. (NYSE:EBS) today announced that it has signed an indefinite-delivery, indefinite-quantity procurement contract with a maximum value up to $379.6 million to supply RSDL® (Reactive Skin Decontamination Lotion Kit) for use by all branches of the U.S. military. Emergent’s Canadian Subsidiary will serve as the sole subcontractor to deploy RSDL® to the U.S. Department of Defense (DoD) through a new contract award to the Canadian Commercial Corporation (CCC). The new contract has a base year, which began in December 2022, and four single year option renewals. “Emergent has a 25-year history of developing and supplying medical countermeasures (MCM) for the U.S. and other governments around the world,” said Paul Williams, senior vice president, government MCM at Emergent. “RSDL® has been a routine part of the U.S. warfighters armamentarium for 13 years. This new contract award demonstrates the unique capabilities of our core MCM business to continue to meet the needs and deliver on the requirements for chemical and biological preparedness of public and military forces, which is an important part of our mission to help protect and enhance life.” Emergent’s proprietary MCM products and product candidates help to address numerous public health threats, including the RSDL Kit, which is intended to remove or neutralize chemical warfare agents and T-2 toxin from the skin. RSDL has been procured for military and first responder use for over a decade and has been deployed in over 30 countries. “CCC is pleased to act as prime contractor for the purchase of RSDL® which is made by Emergent BioSolutions’ Canadian Subsidiary,” said Mr. Bobby Kwon, President and CEO at CCC. “This is once again a testament to the strength of the Canada-U.S. defense relations.” About RSDL® (Reactive Skin Decontamination Lotion Kit)  RSDL® is an FDA-cleared device consisting of a lotion impregnated sponge in an easy-to-open packet. Decontamination occurs by physical removal of the chemical warfare agent from the skin or by chemical neutralization. The RSDL kit was initially developed by Defence Research and Development Canada, an agency of the Canadian Department of National Defence, to prepare the Canadian forces for chemical warfare attacks. The U.S. Department of Defense became interested in RSDL and the military then filed with the United States Food and Drug Administration (FDA). The FDA issued 510(k) clearance for RSDL in November 2002. The European CE Mark, Australian Therapeutic Goods Administration and Israeli Ministry of Health approvals were later issued. The RSDL kit has been adopted by numerous militaries around the world with over 15 million packets of RSDL sold in over 30 countries. RSDL is for external use only, to be used only if chemical warfare agent exposure is suspected. Use RSDL only as directed. It is not intended for prophylactic use or decontamination of the whole body. About Emergent BioSolutions At Emergent, our mission is to protect and enhance life. For over 20 years, we’ve been at work defending people from things we hope will never happen—so we are prepared just in case they ever do. We provide solutions for complex and urgent public health threats through a portfolio of vaccines and therapeutics that we develop and manufacture for governments and consumers.

  We also offer a range of integrated contract development and manufacturing services for pharmaceutical and biotechnology customers. To learn more about how we plan to protect or enhance 1 billion lives by 2030, visit our website and follow us on LinkedIn, Twitter, and Instagram. Safe Harbor Statement This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the RSDL Procurement Contract are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “should,” “will,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are therefore cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause the company’s actual results to differ materially from those indicated by any forward-looking statements, including the availability of funding and the exercise of options under the DoD contract; the ability to obtain and maintain regulatory approvals for the product; and our commercialization, marketing and manufacturing capabilities. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Readers should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. #### Emergent BioSolutions Contacts: Media: Matt Hartwig Senior Director, Media Relations 240-760-0551 mediarelations@ebsi.com Investors: Robert G. Burrows Vice President, Investor Relations 240-631-3280 burrowsr@ebsi.com